Exhibit 99.1

CHIMERA INVESTMENT CORPORATION RELEASES 4TH QUARTER 2015 EARNINGS

  4TH QUARTER 2015 CORE EARNINGS(1) OF $0.53 PER SHARE AND GAAP EARNINGS OF $0.61 PER SHARE
  FULL YEAR CORE EARNINGS (1) OF $2.37 PER SHARE UP FROM $2.14 IN 2014 AND $1.69 IN 2013.
  2015 TAXABLE DIVIDENDS PER SHARE OF $1.92 PER SHARE UP 7% FROM $1.79 IN 2014 AND UP 37% FROM $1.40 IN 2013
  ECONOMIC BOOK VALUE(1) OF $14.65 PER SHARE AND GAAP BOOK VALUE OF $15.70 PER SHARE
  BOARD INCREASES EXISTING SHARE BUYBACK PROGRAM BY $100 MILLION TO $350 MILLION
  BOARD DECLARES FIRST QUARTER 2016 DIVIDEND OF $0.48 PER SHARE; EXPECTS TO MAINTAIN A $0.48 DIVIDEND FOR THE REMAINING THREE QUARTERS OF 2016

NEW YORK--(BUSINESS WIRE)--February 17, 2016--“Chimera took a number of important steps in fiscal year 2015 that enabled us to deliver growth in core earnings per share, further enhance dividend coverage and better position the company to increase long-term value for shareholders,” said Matt Lambiase, Chimera’s President and Chief Executive Officer.

“These steps included internalizing our management function to better align the interests of management with our shareholders, repurchasing $250 million of our stock in 2015, and strategically managing our portfolio and financing. We continued to securitize loan collateral to reduce our financing costs and increase equity capital, including securitizing residential loan collateral acquired in 2014 from Springleaf. Finally, we reallocated capital into assets with more attractive risk-return profiles, and we successfully grew the principal balance of our Agency CMBS portfolio to $952 million, while reducing our exposure to Agency RMBS.

We are confident about our future heading into 2016. The Board increased our share repurchase authorization and plans to pay a quarterly dividend of $0.48 throughout the fiscal year 2016,” Mr. Lambiase concluded.

(1) Core earnings and economic book value are non-GAAP measures. See additional discussion on page 5.

Other Information

Chimera Investment Corporation is a publicly traded real estate investment trust, or REIT, that is primarily engaged in real estate finance. We were incorporated in Maryland on June 01, 2007 and commenced operations on November 21, 2007. We invest, either directly or indirectly through our subsidiaries, in RMBS, residential mortgage loans, Agency CMBS, commercial mortgage loans, real estate-related securities and various other asset classes. We have elected and believe that we are organized and have operated in a manner that enables us to be taxed as a REIT under the Internal Revenue Code of 1986, as amended, or the Code.

Please visit www.chimerareit.com and click on Investor Relations for additional information about the Company.

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands, except share and per share data)

	December 31, 2015	December 31, 2014
Assets:
Cash and cash equivalents	$114,062	$164,620
Non-Agency RMBS, at fair value	3,675,841	3,404,149
Agency RMBS, at fair value	6,514,824	8,441,522
Securitized loans held for investment, net of allowance for loan losses of $0 million and $7 million, respectively	-	626,112
Securitized loans held for investment, at fair value	4,768,416	4,699,215
Receivable for investments sold	-	1,572,056
Accrued interest receivable	66,247	71,099
Other assets	189,796	172,601
Derivatives, at fair value, net	15,460	3,631
Total assets (1)	$15,344,646	$19,155,005

Liabilities:
Repurchase agreements, RMBS ($8.8 billion and $9.3 billion pledged as collateral, respectively)	$7,439,339	$8,455,381
Securitized debt, collateralized by Non-Agency RMBS ($2.1 billion and $2.5 billion pledged as collateral, respectively)	529,415	704,915
Securitized debt, collateralized by loans held for investment ($0 million and $626 million pledged as collateral, respectively)	-	521,997
Securitized debt at fair value, collateralized by loans held for investment ($4.8 billion and $4.7 billion pledged as collateral, respectively)	3,720,496	3,868,366
Payable for investments purchased	560,641	1,845,282
Accrued interest payable	37,432	31,888
Dividends payable	90,097	92,483
Accounts payable and other liabilities	11,404	2,469
Investment management fees payable	-	10,357
Derivatives, at fair value	9,634	14,177
Total liabilities (1)	12,398,458	15,547,315

Commitments and Contingencies (See Note 16)

Stockholders' Equity:
Preferred Stock: par value $0.01 per share; 100,000,000 shares authorized, 0 shares issued and outstanding, respectively	$-	$-
Common stock: par value $0.01 per share; 300,000,000 shares authorized, 187,711,868 and 205,546,144 shares issued and outstanding, respectively	1,877	2,055
Additional paid-in-capital	3,366,568	3,614,411
Accumulated other comprehensive income	773,791	1,046,680
Accumulated deficit	(1,196,048)	(1,055,456)
Total stockholders' equity	$2,946,188	$3,607,690
Total liabilities and stockholders' equity	$15,344,646	$19,155,005

(1) The Company's consolidated statements of financial condition include assets of consolidated variable interest entities ("VIEs") that can only be used to settle obligations and liabilities of the VIE for which creditors do not have recourse to the primary beneficiary (Chimera Investment Corp.). As of December 31, 2015 and 2014, total assets of consolidated VIEs were $7,031,278 and $7,924,232, respectively, and total liabilities of consolidated VIEs were $4,262,017 and $5,111,348, respectively. See Note 8 for further discussion.

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollars in thousands, except share and per share data)

	For the Year Ended
Net Interest Income:	December 31, 2015	December 31, 2014	December 31, 2013
Interest income (1)	$872,737	$687,795	$511,783
Interest expense (2)	259,365	147,785	101,999
Net interest income	613,372	540,010	409,784

Other-than-temporary impairments:
Total other-than-temporary impairment losses	(8,700)	(8,713)	(4,356)
Portion of loss recognized in other comprehensive income	(58,744)	(55,279)	(40,811)
Net other-than-temporary credit impairment losses	(67,444)	(63,992)	(45,167)

Other investment gains (losses):
Net unrealized gains (losses) on derivatives	67,385	(103,496)	34,369
Realized gains (losses) on terminations of interest rate swaps	(98,949)	-	-
Net realized gains (losses) on derivatives	(83,073)	(82,852)	(7,713)
Net gains (losses) on derivatives	(114,637)	(186,348)	26,656
Net unrealized gains (losses) on financial instruments at fair value	(158,433)	193,534	(44,277)
Net realized gains (losses) on sale of investments	77,074	91,709	68,107
Gain (loss) on deconsolidation	(256)	47,846	-
Gains (losses) on Extinguishment of Debt	(5,930)	(2,184)	-
Realized losses on principal write-downs of Non-Agency RMBS	-	-	(18,316)
Total other gains (losses)	(202,182)	144,557	32,170

Other expenses:
Management fees	24,609	32,514	25,952
Expense recoveries from Manager	(6,906)	(8,936)	(6,788)
Net management fees	17,703	23,578	19,164

Provision for loan losses, net	-	(232)	(1,799)
Compensation and benefits	10,544	-	-
General and administrative expenses	31,633	20,403	14,085
Servicing Fees of consolidated VIEs	25,244	10,004	2,649
Deal Expenses	8,272	1,398	-
Other (income) expense	-	(23,783)	-
Total other expenses	93,396	31,368	34,099

Income (loss) before income taxes	250,350	589,207	362,688
Income taxes	1	2	2
Net income (loss)	$250,349	$589,205	$362,686

Net income (loss) per share available to common shareholders:
Basic	$1.25	$2.87	$1.77
Diluted	$1.25	$2.87	$1.76

Weighted average number of common shares outstanding:
Basic	199,563,196	205,450,095	205,418,876
Diluted	199,650,177	205,508,769	205,514,069

Comprehensive income (loss):
Net income (loss)	$250,349	$589,205	$362,686
Other comprehensive income:
Unrealized gains (losses) on available-for-sale securities, net	(263,049)	134,113	23,807
Reclassification adjustment for net losses included in net income for other-than-temporary credit impairment losses	67,444	63,992	45,167
Reclassification adjustment for net realized losses (gains) included in net income	(77,284)	(94,382)	(68,107)
Reclassification adjustment for gain on deconsolidation included in net income	-	(47,846)	-
Other comprehensive income (loss)	(272,889)	55,877	867
Comprehensive income (loss)	$(22,540)	$645,082	$363,553

(1)	Includes interest income of consolidated VIEs of $575,715, $428,992 and $371,559 for the years ended December 31, 2015, 2014, and 2013 respectively. See Note 8 for further discussion.

(2)	Includes interest expense of consolidated VIEs of $191,922, $119,103 and $95,229 for the years ended December 31, 2015, 2014, and 2013 respectively. See Note 8 for further discussion.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(dollars in thousands, except share and per share data)
(unaudited)

	For the Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
	(dollars in thousands, except per share data)
Net Interest Income:
Interest income	$201,912	$211,876	$215,804	$243,145
Interest expense	64,955	67,910	66,044	60,456
Net interest income	136,957	143,966	149,760	182,689
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(2,311)	(3,129)	(2,208)	(1,052)
Portion of loss recognized in other comprehensive income	(12,385)	(14,703)	(24,893)	(6,763)
Net other-than-temporary credit impairment losses	(14,696)	(17,832)	(27,101)	(7,815)
Net gains (losses) on derivatives	44,546	(92,700)	40,127	(106,610)
Net unrealized gains (losses) on financial instruments at fair value	(69,793)	(40,955)	(37,260)	(10,425)
Gain (loss) on deconsolidation	(256)	-	-	-
Gain (loss) on Extinguishment of Debt	8,906	(19,915)	5,079	-
Net realized gains (losses) on sales of investments	34,285	3,539	9,685	29,565
Total other expenses	24,569	24,362	24,103	20,362
Net income	$115,380	$(48,259)	$116,187	$67,042
Net income per share-basic	$0.61	$(0.24)	$0.57	$0.33

	For the Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(dollars in thousands, except per share data)
Net Interest Income:
Interest income	$242,455	$190,355	$134,318	$120,667
Interest expense	65,794	38,886	20,680	22,425
Net interest income	176,661	151,469	113,638	98,242
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(3,774)	(726)	(3,813)	(400)
Portion of loss recognized in other comprehensive income	(51,347)	(1,264)	(1,534)	(1,134)
Net other-than-temporary credit impairment losses	(55,121)	(1,990)	(5,347)	(1,534)
Net gains (losses) on derivatives	(125,936)	(10,177)	(42,289)	(7,946)
Net unrealized gains (losses) on financial instruments at fair value	9,812	162,921	5,791	15,010
Gain of deconsolidation	-	-	47,846	-
Loss on Extinguishment of Debt	-	-	-	(2,184)
Net realized gains (losses) on sales of investments	23,564	64,107	(4,339)	8,377
Total other expenses	22,494	(11,250)	10,531	9,597
Net income	$6,486	$377,580	$104,769	$100,368
Net income per share-basic	$0.03	$1.85	$0.50	$0.49

Core earnings

Core earnings is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains on the aggregate portfolio, impairment losses, realized gains on sales of investments, realized gains or losses on futures, realized gains or losses on swap terminations, gain on deconsolidation, extinguishment of debt and certain other non-recurring gains or losses. As defined, core earnings include interest income and expense as well as realized losses on interest rate swaps used to hedge interest rate risk. Core earnings are provided for the purpose of comparability to other peer issuers, but have important limitations. Core earnings as described above helps evaluate our financial performance without the impact of certain transactions and is of limited usefulness as an analytical tool. Therefore, core earnings should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP.

The following table provides GAAP measures of net income and net income per basic share available to common stockholders for the years ended December 31, 2015, 2014, and 2013 and details with respect to reconciling the line items to core earnings and related per average basic common share amounts:

	For the Year Ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(dollars in thousands, except per share data)
GAAP Net income	$250,349	$589,205	$362,686
Adjustments:
Net other-than-temporary credit impairment losses	67,444	63,992	45,167
Net unrealized (gains) losses on derivatives	(67,385)	103,496	(34,369)
Net unrealized (gains) losses on financial instruments at fair value	158,433	(193,534)	44,277
Net realized (gains) losses on sales of investments	(77,074)	(91,709)	(68,107)
(Gains) losses on extinguishment of debt	5,930	2,184	-
Realized (gains) losses on terminations of interest rate swaps	98,949	-	-
Net realized (gains) losses on derivatives	35,523	38,552	(2,029)
Total other (gains) losses	256	(71,629)	-
Core Earnings	$472,425	$440,557	$347,625

GAAP net income per basic common share	$1.25	$2.87	$1.77
Core earnings per basic common share	$2.37	$2.14	$1.69

	For the Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(dollars in thousands, except per share data)
GAAP Net income	$115,380	$(48,259)	$116,187	$67,041	$6,485
Adjustments:
Net other-than-temporary credit impairment losses	14,696	17,832	27,101	7,815	55,122
Net unrealized (gains) losses on derivatives	(46,842)	71,540	(88,028)	(4,055)	91,777
Net unrealized (gains) losses on financial instruments at fair value	69,793	40,955	37,260	10,425	(9,812)
Net realized (gains) losses on sales of investments	(34,285)	(3,539)	(9,685)	(29,565)	(23,564)
(Gains) losses on extinguishment of debt	(8,906)	19,915	(5,079)	-	-
Realized (gains) losses on terminations of interest rate swaps	(754)	-	31,124	68,579	-
Net realized (gains) losses on derivatives	(9,018)	9,309	7,778	27,454	17,523
Total other (gains) losses	256	-	-	-	-
Core Earnings	$100,320	$107,753	$116,658	$147,694	$137,531

GAAP net income per basic common share	$0.61	$(0.24)	$0.57	$0.33	$0.03
Core earnings per basic common share	$0.53	$0.54	$0.57	$0.72	$0.67

Note - The Company has excluded the impact of realized gains and losses on treasury futures in core earnings. For the years ended 2015, 2014 and 2013 the Company had a realized loss of $36 million, a realized loss of $39 million and a realized gain of $2 million, respectively on its treasury futures. Realized gains and losses on futures are the costs the Company has incurred on its futures portfolio.

The following tables provide a summary of the Company’s RMBS portfolio at December 31, 2015 and 2014.

	December 31, 2015
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency RMBS
Senior	$3,651,869	$57.47	$77.39	3.8%	13.7%
Senior, interest-only	5,426,029	4.95	4.32	1.7%	12.9%
Subordinated	762,466	69.25	79.26	3.2%	8.8%
Subordinated, interest-only	284,931	5.34	3.95	1.2%	10.9%
Agency MBS
Residential pass-through	5,045,418	105.07	104.41	3.7%	2.8%
Commercial pass-through	952,091	102.27	102.28	3.4%	2.9%
Interest-only	6,722,472	4.17	4.06	0.8%	3.4%

(1) Bond Equivalent Yield at period end.

	December 31, 2014
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency RMBS
Senior	$3,435,362	$55.09	$79.63	4.3%	15.9%
Senior, interest-only	5,221,937	4.35	3.97	1.6%	14.4%
Subordinated	690,599	50.18	65.79	3.1%	10.6%
Subordinated, interest-only	216,403	4.43	3.14	0.9%	9.2%
Agency MBS
Pass-through	7,774,266	104.96	106.19	4.0%	3.2%
Interest-only	3,884,523	4.89	4.79	0.9%	3.1%

(1) Bond Equivalent Yield at period end.

At December 31, 2015 and 2014, the repurchase agreements collateralized by RMBS had the following remaining maturities.

	December 31, 2015	December 31, 2014
	(dollars in thousands)
Overnight	$-	$-
1 to 29 days	3,312,902	2,652,717
30 to 59 days	2,501,513	1,371,856
60 to 89 days	246,970	656,915
90 to 119 days	430,026	2,068,740
Greater than or equal to 120 days	947,928	1,705,153
Total	$7,439,339	$8,455,381

The following table summarizes certain characteristics of our portfolio at December 31, 2015 and 2014.

	December 31, 2015	December 31, 2014

Interest earning assets at period-end (1)	$14,959,081	$17,170,998
Interest bearing liabilities at period-end	$11,689,250	$13,550,659
Leverage at period-end	4.0:1	3.8:1
Leverage at period-end (recourse)	2.7:1	2.6:1
Portfolio Composition, at amortized cost
Non-Agency RMBS	10.4%	5.1%
Senior	4.7%	1.5%
Senior, interest only	1.9%	1.4%
Subordinated	3.7%	2.2%
Subordinated, interest only	0.1%	0.1%
RMBS transferred to consolidated VIEs	10.1%	10.3%
Agency MBS	46.0%	52.1%
Residential	37.2%	50.9%
Commercial	6.8%	N/A
Interest-only	2.0%	1.2%
Securitized loans held for investment	33.5%	32.5%
Fixed-rate percentage of portfolio	84.7%	92.5%
Adjustable-rate percentage of portfolio	15.3%	7.5%
Annualized yield on average interest earning assets for the year ended	6.0%	6.9%
Annualized cost of funds on average borrowed funds for the year ended (2)	2.5%	2.5%
(1) Excludes cash and cash equivalents.
(2) Includes the effect of realized losses on interest rate swaps.

Economic Book Value

The table below presents our estimated economic book value. We calculate and disclose this non-GAAP measurement because we believe it represents an estimate of the fair value of the assets we own or are able to dispose of, pledge, or otherwise monetize. The estimated economic book value should not be viewed in isolation and is not a substitute for book value computed in accordance with GAAP.

December 31, 2015
(dollars in thousands, except per share data)

GAAP Book Value	$2,946,188
GAAP Book Value per Share	$15.70

Economic Adjustments:
Assets of Consolidated VIEs	(6,908,910)
Non-Recourse Liabilities of Consolidated VIEs	4,249,911
Interests in VIEs eliminated in consolidation	2,462,713

Total Adjustments - Net	(196,286)
Total Adjustments - Net (per share)	1.05

Economic Book Value	$2,749,902
Economic Book Value per Share	$14.65

December 31, 2014
(dollars in thousands, except per share data)

GAAP Book Value	$3,607,690
GAAP Book Value per Share	$17.55

Economic Adjustments:
Assets of Consolidated VIEs	(7,798,794)
Non-Recourse Liabilities of Consolidated VIEs	5,095,278
Interests in VIEs eliminated in consolidation	2,367,953

Total Adjustments - Net	(335,563)
Total Adjustments - Net (per share)	1.63

Economic Book Value	$3,272,127
Economic Book Value per Share	$15.92

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Year Ended
	December 31, 2015			December 31, 2014
	(dollars in thousands)
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:
Interest-earning assets (1):
Agency RMBS	$6,569,743	$192,501	2.9%	$5,222,882	$180,206	3.5%
Non-Agency RMBS	1,274,344	105,647	8.3%	801,547	78,577	9.8%
Non-Agency RMBS transferred to consolidated VIEs	1,554,681	266,141	17.1%	1,867,986	295,475	15.8%
Jumbo Prime securitized residential mortgage loans held for investment	540,156	21,913	4.1%	720,965	30,010	4.2%
Seasoned sub-prime securitized residential mortgage loans held for investment	4,527,246	287,661	6.4%	1,419,155	103,505	7.3%
Total	$14,466,170	$873,863	6.0%	$10,032,535	$687,773	6.9%

Liabilities and stockholders' equity:
Interest-bearing liabilities:
Agency repurchase agreements (2)	$5,776,980	$77,975	1.3%	$4,749,283	$71,569	1.5%
Non-Agency repurchase agreements	1,627,909	36,694	2.3%	444,599	9,634	2.2%
Securitized debt, collateralized by Non-Agency RMBS	620,611	35,282	5.7%	799,473	53,367	6.7%
Securitized debt, collateralized by jumbo prime residential mortgage loans	431,179	16,766	3.9%	720,965	21,602	3.0%
Securitized debt, collateralized by seasoned sub-prime residential mortgage loans	3,734,069	137,658	3.7%	1,174,682	44,134	3.8%
Total	$12,190,748	$304,375	2.5%	$7,889,002	$200,306	2.5%

Net economic interest income/net interest rate spread		$569,488	3.5%		$487,467	4.4%

Net interest-earning assets/net interest margin	$2,275,422		3.9%	$2,143,533		4.9%

Ratio of interest-earning assets to interest bearing liabilities	1.19			1.27
(1) Interest-earning assets at amortized cost
(2) Interest includes periodic cash settlements on swaps

	For the Quarter Ended
	December 31, 2015			December 31, 2014
	(dollars in thousands)
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:
Interest-earning assets (1):
Agency RMBS	$5,967,169	$37,762	2.5%	$7,898,850	$70,884	3.6%
Non-Agency RMBS	1,452,460	27,993	7.7%	810,882	16,786	8.3%
Non-Agency RMBS transferred to consolidated VIEs	1,465,966	64,045	17.5%	1,697,510	70,058	16.5%
Jumbo Prime securitized residential mortgage loans held for investment	474,543	3,688	3.1%	666,017	8,564	5.1%
Seasoned sub-prime securitized residential mortgage loans held for investment	4,522,426	68,411	6.1%	4,612,214	76,153	6.6%
Total	$13,882,564	$201,899	5.8%	$15,685,473	$242,445	6.2%

Liabilities and stockholders' equity:
Interest-bearing liabilities:
Agency repurchase agreements (2)	$5,296,934	$20,045	1.5%	$7,215,664	$25,533	1.4%
Non-Agency repurchase agreements	2,095,149	12,677	2.4%	1,032,058	5,695	2.2%
Securitized debt, collateralized by Non-Agency RMBS	550,634	8,171	5.9%	723,905	13,808	7.6%
Securitized debt, collateralized by jumbo prime residential mortgage loans	368,975	3,041	3.3%	547,370	4,541	3.3%
Securitized debt, collateralized by seasoned sub-prime residential mortgage loans	3,601,921	32,693	3.6%	3,817,717	33,895	3.6%
Total	$11,913,613	$76,627	2.6%	$13,336,714	$83,472	2.5%

Net economic interest income/net interest rate spread		$125,272	3.2%		$158,973	3.7%

Net interest-earning assets/net interest margin	$1,968,951		3.6%	$2,348,761		4.1%

Ratio of interest-earning assets to interest bearing liabilities	1.17			1.18
(1) Interest-earning assets at amortized cost
(2) Interest includes periodic cash settlements on swaps

The table below shows our economic net interest income, realized gains (losses) on sale of assets and the credit related OTTI, realized and unrealized gains (losses) on interest rate swaps and IOs, total management fee and G&A expenses, and income tax, each as a percentage of average equity, and the return on average equity for the periods presented.

	Economic Net Interest Income/Average Equity *	Realized Gains (Losses) on Sales and OTTI/Average Equity	Realized and Unrealized Gains (Losses) on Interest Rate Swaps and IOs/Average Equity	Total Management Fee, Compensation and G&A Expenses/Average Equity	Return on Average Equity
	(Ratios have been annualized)
For The Year Ended December 31, 2015	15.70%	(0.01%)	(1.42%)	(2.05%)	11.58%
For The Year Ended December 31, 2014	14.06%	17.67%	(1.83%)	(1.60%)	16.99%
For The Year Ended December 31, 2013	11.70%	0.72%	(0.29%)	(1.04%)	10.55%

For The Quarter Ended December 31, 2015	14.98%	1.27%	(1.54%)	(2.45%)	33.02%
For The Quarter Ended September 30, 2015	15.05%	(1.74%)	5.72%	(2.18%)	(5.89%)
For The Quarter Ended June 30, 2015	15.06%	(2.00%)	3.55%	(2.04%)	13.64%
For The Quarter Ended March 31, 2015	17.06%	2.44%	(8.96%)	(1.57%)	7.52%
* Includes effect of realized losses on interest rate swaps.

The following table presents changes to Accretable Discount and Non-Accretable Difference as it pertains to our entire Non-Agency RMBS portfolio for assets with purchase discounts during the previous five quarters.

	For the Quarters Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(dollars in thousands)
	Accretable Discount
Balance, beginning of period	$1,003,385	$1,035,492	$990,332	$987,861	$977,042
Accretion of discount	(43,520)	(41,498)	(41,302)	(44,350)	(44,165)
Purchases	1,845	6,194	28,894	80,712	2,636
Sales and deconsolidation	(35,144)	(22,645)	(1,458)	(29,147)	(1,977)
Transfers from/(to) credit reserve, net	27,882	25,842	59,026	(4,744)	54,325
Balance, end of period	$954,448	$1,003,385	$1,035,492	$990,332	$987,861

	For the Quarters Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
	(dollars in thousands)
	Non-Accretable Difference
Balance, beginning of period	$879,440	$1,001,560	$947,202	$908,927	$933,668
Principal Writedowns	(27,064)	(32,587)	(34,261)	(39,955)	(37,044)
Purchases	27,855	13,279	121,253	80,712	2,636
Sales and deconsolidation	(29,347)	(94,802)	(709)	(15,041)	-
Net other-than-temporary credit impairment losses	14,716	17,832	27,101	7,815	63,992
Transfers to/(from) credit reserve, net	(27,882)	(25,842)	(59,026)	4,744	(54,325)
Balance, end of period	$837,718	$879,440	$1,001,560	$947,202	$908,927

Disclaimer

The information contained in this press release is based on various assumptions (some of which are beyond the control of Chimera Investment Corporation, the “Company”) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “projected,” “will” or similar expressions, or variations on those terms or the negative of those terms. The Company’s forward-looking statements are subject to numerous risks, uncertainties and other factors. Furthermore, none of the financial information contained in this material has been audited or approved by the Company’s independent registered public accounting firm.

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